SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest
event  reported):  July  21,  2008
                   ---------------

                               JK ACQUISITION CORP.
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             (Exact name of registrant as specified in its Charter)

Delaware                          001-32574                     87-0745202
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(State  or  other                (Commission  File          (IRS  Employer
jurisdiction  of  Incorporation)     Number)             Identification  Number)

4265  San  Felipe,  Suite  1100,  Houston,  Texas                      77027
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(Address  of  principal  executive  offices)                        (Zip  Code)

Registrant's  telephone  number,
including  area  code:   (713)  968-9881
                         ---------------

4400  Post  Oak  Parkway,  Suite  2530,  Houston,  Texas           77027
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     (Former  name  or  former  address  if  changed  since  last  report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c) under the
     Exchange     Act  (17  CFR  240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On July 21, 2008, pursuant to rights granted in a previously executed Novation Agreement, JK Acquisition Corp. (the "Company") executed convertible promissory notes (collectively, the "Notes") in favor of each of James P. Wilson and Keith D. Spickelmier, the Company's officers and directors, representing (respectively) the original principal amounts of $510,500.10 and $417,681.90. The Notes represent amounts heretofore advanced to the Company by Messrs. Wilson and Spickelmier, as well as interest that has accrued with respect to such amounts. The Notes are due and payable in full on demand, and bear interest at the rate of five percent (5.0%) per annum.

     At any time prior to the payment in full of the entire balance of the Notes, each of Messrs. Wilson and Spickelmier has the option of converting all or any portion of the unpaid balance of his Note into shares of the Company's common stock at a conversion price equal to $.008 per share, subject to adjustment upon certain events. The conversion price was based on the recent market price and near non-liquidity of the Company's common stock, the number of shares that would be issued and the effect that the sale of such shares would have on the market for the Company's common stock, and the legal constraints on the sale of such shares. Assuming no adjustment to the conversion price, if Messrs. Wilson and Spickelmier convert the entire principal balance of the Notes, they would receive (respectively) 63,812,513 and 52,210,238 shares of the Company's common stock.

The description of the terms and conditions of the Notes is a summary and is qualified in its entirety by the provisions of the Notes, copies of which are attached hereto as Exhibits 10.1 as 10.2.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)          Exhibits.

Exhibit
Number          Exhibit Title

10.1 Convertible Promissory Note dated July 21, 2008 in the original principal amount of $510,500.10 executed by the Company in favor of James P. Wilson
10.2 Convertible Promissory Note dated July 21, 2008 in the original principal amount of $417,681.90 executed by the Company in favor of Keith D. Spickelmier

     SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JK  ACQUISITION  CORP.
                                         (Registrant)

Date:  July  21,  2008                    By:  /s/  Keith  D.  Spickelmier
                                              ----------------------------
                                                    Keith  D.  Spickelmier,
                                                    President